UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2009

POWER EFFICIENCY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-31805	22-3337365
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

3960 Howard Hughes Pkwy, Suite 460, Las Vegas, NV		89169
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (702) 697-0377

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 4.01.    Changes in Registrant’s Certifying Accountant

(a) Dismissal of Certifying Accountant

On April 23, 2009, we dismissed Sobel & Co., LLC (“Sobel”) as our independent registered public accounting firm.  Our audit committee approved the termination of Sobel.

Sobel’s audit report dated March 30, 2009 (which was included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008) on our consolidated financial statements as of, and for the years ended, December 31, 2008 and December 31, 2007, did not contain an adverse opinion or a disclaimer opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except the audit report contained a separate paragraph stating:

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 3 to the financial statements, the Company has suffered recurring losses from operations, and the Company has experienced a deficiency of cash from operations.  These matters raise substantial doubt as to the Company's ability to continue as a going concern.  Management's plans in regard to these matters are also discussed in Note 3.  The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

During our two most recent fiscal years and the subsequent interim period through April 23, 2009, there were no disagreements with Sobel on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreement, if not resolved to Sobel’s satisfaction, would have caused Sobel to make reference to the subject matter of the disagreement in connection with its report. There were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K during our two most recent fiscal years and the subsequent interim period through April 23, 2009.

We provided Sobel with a copy of the foregoing disclosures and requested Sobel to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of Sobel’s response letter, dated April 28, 2009, is attached as Exhibit 16.1 to this Form 8-K.

(b) Engagement of New Certifying Accountant

On April 27, 2009, our audit committee approved the engagement of BDO Seidman, LLP (“BDO Seidman”) as our new independent registered public accounting firm. We have not consulted with BDO Seidman during our two most recent fiscal years or during the subsequent interim period through April 27, 2009 regarding the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on our financial statements, or as to any disagreement or reportable event as described in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.    Exhibits

Set forth below is a list of Exhibits included as part of this Current Report:

16.1	Letter from Sobel & Co., LLC dated April 28, 2009 regarding change in certifying accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWER EFFICIENCY CORPORATION

By:	/s/ John (BJ) Lackland
John (BJ) Lackland, CFO

Date: April 29, 2009